SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

                          EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

                                       Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

As previously reported, on October 7, 2016, EnviroStar, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiaries Western State Design, a Delaware corporation (“Western”), Steiner-Atlantic Corp., a Florida Corporation (“Steiner-Atlantic”), and DryClean USA License Corp. (“DryClean”), entered into a credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (the “Bank”). The Credit Agreement provides for a total aggregate commitment of the Bank of $20,000,000, consisting of a maximum $15,000,000 revolving line of credit (the “Line of Credit”), and a $5,000,000 term loan facility (the “Term Loan”). The Company’s obligation to repay advances under the Line of Credit is evidenced by a Revolving Line of Credit Note, dated as of October 7, 2016 (the “Original Revolving Line of Credit Note”), and the Company’s obligation to repay the Term Loan is evidenced by a Term Note, dated as of October 7, 2016 (the “Original Term Note”). Interest accrues on the outstanding principal amount of the Line of Credit at an annual rate equal to Daily One Month LIBOR (as defined in the Credit Agreement) plus 2.25% and on the outstanding principal amount of the Term Loan at an annual rate equal to Daily One Month LIBOR plus 2.85%. The Credit Agreement has a term of five years and matures on October 10, 2021.

On June 23, 2017, the Company, Western State, Steiner-Atlantic, DryClean, and Martin-Ray Laundry Systems, Inc., a Delaware corporation (“Martin-Ray”), and the Bank, entered into an Amendment and Ratification of Credit Agreement and Other Loan Documents, which, among other things, added Martin-Ray as a co-guarantor under the Credit Agreement.

On October 30, 2017, the Company, Western State, Steiner-Atlantic, DryClean, Martin-Ray, Tri-State Technical Services, Inc., a Delaware corporation (“Tri-State”) and the Bank, entered into a Third Amendment and Ratification of Credit Agreement and Other Loan Documents, which, among other things, (i) increased the total aggregate commitment of the Bank under the Credit Agreement from $20,000,000 to $22,172,339 by increasing the maximum amount under the Term Loan from $5,000,000 to $7,172,399, as evidenced by an Amended and Restated Term Loan, dated as of October 30, 2017, which amended, restated, increased and superseded the Original Term Note, and (ii) added Tri-State as a co-guarantor under the Credit Agreement.

On February 8, 2018, the Company, Western State, DryClean, Steiner-Atlantic, Martin-Ray, Tri-State, AAdvantage Laundry Systems, Inc., a Delaware corporation (“AAdvantage Laundry”), and the Bank entered into a Third Amendment and Ratification of Credit Agreement and Other Loan Documents (the “Third Amendment”), which, among other things, (i) increases the total aggregate commitment of the Bank under the Credit Agreement from $22,172,339 to $27,172,339 by increasing the maximum amount under the Line of Credit from $15,000,000 to $20,000,000, as evidenced by an Amended and Restated Revolving Line of Credit Note (the “Amended Revolving Line of Credit Note”), which amends, restates, increases and supersedes the Original Revolving Line of Credit Note, and (ii) adds AAdvantage Laundry as a co-guarantor under the Credit Agreement. In connection therewith, AAdvantage Laundry executed and delivered to the Bank (a) a Continuing Guaranty, dated as of February 9, 2018, in favor of Bank (the “Guaranty”), and (b) a Security Agreement: Business Assets, dated as of February 9, 2018, in favor of Bank (the “Security Agreement”), which secures AAdvantage Laundry’s obligations under the Guaranty and the other Loan Documents (as defined in the Amendment).

The descriptions of the Third Amendment, the Amended Revolving Line of Credit Note, the Guaranty and the Security Agreement set forth herein do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Third Amendment, the Amended Revolving Line of Credit Note, the Guaranty and the Security Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Stockholders Agreement

On February 9, 2018, Zuf Management LLC, a Texas limited liability company, Michael Zuffinetti, Ryan C. Smith (collectively with Zuf Management LLC and Michael Zuffinetti, the “Zuf Sellers”), Zuf Acquisitions I LLC, a Texas limited liability company d/b/a/ AAdvantage Laundry Systems (“Zuf”), Sky-Rent Management LLC, a Texas limited liability company, Michael Zuffinetti, Teri Zuffinetti (collectively with Sky-Rent Management LLC and Michael Zuffinetti, the “Sky-Rent Sellers”), and Sky-Rent LP, a Texas limited partnership (“Sky-Rent”), entered into a Stockholders Agreement with the Company (the “Stockholders Agreement”), pursuant to which, among other things, the Zuf Sellers, Zuf, the Sky-Rent Sellers and Sky-Rent agreed to vote all shares of common stock, par value $0.025 per share (the “Common Stock”), owned by them at any time during the term of the Stockholders Agreement in accordance with the recommendations or directions of the Company’s Board of Directors and granted to the Company and its designees an irrevocable proxy and power of attorney in furtherance thereof. The Stockholders Agreement contains certain transfer restrictions with respect to the shares of the Common Stock held by the Stockholder. The Stockholders Agreement has a term of five years, subject to earlier termination under certain circumstances.

The description of the Stockholders Agreement set forth herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Stockholders Agreement, a copy of which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 9, 2018, the Company, through its wholly-owned subsidiary AAdvantage Laundry, completed its acquisition of substantially all of the assets of Zuf and Sky-Rent, pursuant to the terms of (i) the Asset Purchase Agreement, dated as of December 8, 2017 (the “Zuf Asset Purchase Agreement”), by and among the Company and AAdvantage Laundry, on the one hand, and Zuf and the Zuf Sellers, on the other hand, and (ii) the Asset Purchase Agreement, dated as of December 8, 2017 (the “Sky-Rent Asset Purchase Agreement”), by and among the Company and AAdvantage Laundry, on the one hand, and Sky-Rent and the Sky-Rent Sellers, on the other hand. The execution of the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 13, 2017.

Consistent with the previously disclosed terms of the Zuf Asset Purchase Agreement (i) the purchase price for the Zuf asset acquisition is $11,000,000, subject to working capital and other adjustments, consisting of: (i) $5,500,000 in cash (the “Zuf Cash Amount”), of which $1,000,000 will be deposited in an escrow account for no less than 18 months after the date of the closing of the Zuf asset acquisition (subject to extension in certain circumstances), and (b) 225,410 shares (the “Zuf Stock Consideration”) of Common Stock; and (ii) the purchase price for the Sky-Rent asset acquisition is $6,000,000, subject to working capital and other adjustments, consisting of: (a) $3,000,000 in cash (the “Sky-Rent Cash Amount”), of which $500,000 will be deposited in an escrow account for no less than 18 months after the date of the closing of the Sky-Rent asset acquisition (subject to extension in certain circumstances), and (b) 122,950 shares (the “Sky-Rent Stock Consideration,” and collectively, with the Zuf Stock Consideration, the “Stock Consideration”) of Common Stock. The Company funded the Zuf Cash Amount and the Sky-Rent Cash Amount with the Company’s Amended Revolving Line of Credit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Items 2.01 and 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Stock Consideration was issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering.

Item 8.01	Other Events.

On February 12, 2018, the Company issued a press release announcing that it has completed the acquisition of substantially all of the assets of Zuf and Sky-Rent. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       The required financial statements of the acquired business will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed.

(b)       The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed.

(c)       Not applicable.

(d)       Exhibits:

4.1	Stockholders Agreement, dated as of February 9, 2018, by and among EnviroStar, Inc., Zuf Acquisitions I LLC, a Texas limited liability company d/b/a/ AAdvantage Laundry Systems, Zuf Management LLC, Michael Zuffinetti, Ryan C. Smith, Sky-Rent LP, Sky-Rent Management LLC, and Teri Zuffinetti.

10.1	Third Amendment and Ratification of Credit Agreement and Other Loan Documents, dated as of February 8, 2018, by and among EnviroStar, Inc., Steiner-Atlantic Corp., DryClean USA License Corp., Western State Design, Inc., Martin-Ray Laundry Systems, Inc., Tri-State Technical Services, Inc., AAdvantage Laundry Systems, Inc., and Wells Fargo Bank, National Association.

10.2	Amended and Restated and Revolving Line of Credit Note, dated February 8, 2018.

10.3	Security Agreement, dated as of February 8, 2018, by AAdvantage Laundry Systems, Inc. in favor of Wells Fargo Bank, National Association.

10.4	Continuing Guaranty of AAdvantage Laundry Systems, Inc. in favor of Wells Fargo Bank, National Association, dated as of February 8, 2018.

99.1	Press release of EnviroStar, Inc., dated February 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: February 12, 2018	By: /s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Stockholders Agreement, dated as of February 9, 2018, by and among EnviroStar, Inc., Zuf Acquisitions I LLC, a Texas limited liability company d/b/a/ AAdvantage Laundry Systems, Zuf Management LLC, Michael Zuffinetti, Ryan C. Smith, Sky-Rent LP, Sky-Rent Management LLC, and Teri Zuffinetti.

10.1	Third Amendment and Ratification of Credit Agreement and Other Loan Documents, dated as of February 8, 2018, by and among EnviroStar, Inc., Steiner-Atlantic Corp., DryClean USA License Corp., Western State Design, Inc., Martin-Ray Laundry Systems, Inc., Tri-State Technical Services, Inc., AAdvantage Laundry Systems, Inc., and Wells Fargo Bank, National Association.

10.2	Amended and Restated and Revolving Line of Credit Note, dated February 8, 2018.

10.3	Security Agreement, dated as of February 8, 2018, by AAdvantage Laundry Systems, Inc. in favor of Wells Fargo Bank, National Association.

10.4	Continuing Guaranty of AAdvantage Laundry Systems, Inc. in favor of Wells Fargo Bank, National Association, dated as of February 8, 2018.

99.1	Press release of EnviroStar, Inc., dated February 12, 2018.